                                                                    EXHIBIT 10.7

                          FIRST AMENDMENT TO THE SECOND
                     AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

         This FIRST AMENDMENT TO THE SECOND AMENDED EXECUTIVE EMPLOYMENT AGREEMENT, dated this 31st day of December, 1999 (the "Amendment"), is by and among GREYHOUND LINES, INC. (together with its successors, the "Company"), LAIDLAW INC. (together with its successors, the "Parent") and JOHN WERNER HAUGSLAND (the "Executive").

         WHEREAS, the Executive, Parent and the Company are parties to a Seconded Amended Executive Employment Agreement dated March 16, 1999 (the "Agreement"); and

         WHEREAS, the parties desire to modify and amend the terms of the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, the Executive, Parent and the Company agree as follows:

1. Based on an annual review and adjustment by the Company's Board of Directors, effective as of April 1, 1999, Executive's Base Salary shall be increased to $325,000.

2. The last sentence of Section 1(a) of the Agreement shall be modified to read as follows:

         "The Company and the Executive acknowledge that during the employment of the Executive pursuant to this Agreement, the Executive's Base Salary will be subject to an annual review and adjustment by the Board of Directors of the Company (the "Board of Directors") but, in no event, will the Executive's annual Base Salary be less than $325,000."

3.       A new Section 1(e) to the Agreement shall be added as follows:

         "e.      ANNUAL STAY BONUS: Beginning on the Effective Time and on the
         anniversary date of the Agreement thereafter for four (4) additional years, an annual stay bonus of $50,000 will accrue for the benefit of Executive. The stay bonus shall vest, and Executive shall be entitled to request payment of all or any portion of the vested amount, according to the following schedule:

         Date                                              Amount Vested
         ----                                              -------------
After March 30, 2002                                          $100,000
After March 30, 2003                                          $150,000
After March 15, 2004                                          $250,000"

4. The second sentence of Section 3 of the Agreement shall be deleted in its entirety and the following provision will be substituted therefor:

         "Executive's responsibilities shall include the inter-city coach, coach charter and line haul and any other related business thereto of Parent and its subsidiaries in the United States and Canada; provided, however, upon any realignment of Company and its affiliates along distinct product or business lines, Executive's responsibilities may be altered to exclude responsibility for the courier/package express and tour/charter businesses, and such change in responsibilities shall not constitute grounds for resignation by Executive for "Good Reason" pursuant to Section 2(c)(5)(a)(ii) of the Agreement."

5. The first sentence of Section 5(d) of the Agreement shall be deleted in its entirety and the following provision will be substituted therefor:

         "In the event of a Non-Renewal Without Good Cause or a Termination Without Good Cause or a Resignation For Good Reason, the Company agrees to continue any and all benefits as provided in the Greyhound Lines, Inc. Medical Plan and Subsections 1(d) (2) through (8) of this Agreement, as modified pursuant to the terms of Subsection 1(d), and Subsection 1(e) of this Agreement for twenty four (24) months after the effective date of termination, non-renewal or resignation."

6. Defined terms used herein without definition shall have the meaning as ascribed to such term as set forth in the Agreement.

7. Except for the modifications and amendments set forth in this document, the Agreement shall continue in full force and effect according to its original terms.

8. This Amendment shall become effective as of the date set forth above, except where an earlier date is specified in the Amendment.

JOHN WERNER HAUGSLAND                        GREYHOUND LINES, INC.

         /s/ John W. Haugsland               By: /s/ Craig R. Lentzsch
---------------------------------------          -------------------------------
                                                  Craig R. Lentzsch
                                                  President and CEO

                                             LAIDLAW INC.

                                             By: /s/ John R. Grainger
                                                 -----------------------------
                                                  John R. Grainger
                                                  President and CEO

                                        2